UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2020

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

________________________________________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 29, 2020, Novavax, Inc. (“Novavax,” and together with its wholly owned subsidiary, Novavax AB, the “Company”) filed a Current Report on Form 8-K reporting that, on May 27, 2020, the Company entered into a Share Purchase Agreement to acquire all the issued and outstanding shares of Praha Vaccines a.s., a vaccine manufacturing company, organized and existing under the laws of the Czech Republic (“Praha Vaccines”) from De Bilt Holdings B.V., Poonawalla Science Park B.V., and Bilthoven Biologicals B.V., each of which are companies organized and existing under the laws of the Kingdom of the Netherlands (collectively, the “Sellers”), and, solely as guarantor, Serum International B.V. a company organized and existing under the laws of the Kingdom of the Netherlands (“Serum”). This Amendment No. 1 amends the Current Report on Form 8-K filed on May 29, 2020 to provide the pro forma financial information required by Item 9.01 of Form 8-K, which was omitted from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited annual financial statements of Praha Vaccines as of and for the years ended December 31, 2019 and 2018 are filed as Exhibit 99.1 to this amendment and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company with respect to the transaction described in Item 2.01 are filed as Exhibit 99.2 to this amendment and incorporated herein by reference.

(c)	Exhibits:

Exhibit Number	Exhibit Description
2.1	Share Purchase Agreement, dated May 27, 2020, by and among the Company (solely as guarantor), Novavax AB, De Bilt Holdings B.V., Poonawalla Science Park B.V., Bilthoven Biologicals B.V. and Serum International B.V. (solely as guarantor) (Incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, filed on August 10, 2020 (File No. 000-26770))
23.1	Consent of PricewaterhouseCoopers Audit s.r.o., independent auditors
99.1	Audited annual financial statements of Praha Vaccines as of and for the years ended December 31, 2019 and 2018
99.2	Unaudited pro forma condensed combined financial information
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc.
(Registrant)

By:	/s/ John J. Trizzino
Name:	John J. Trizzino
Title:	Executive Vice President, Chief Business Officer, Chief Financial Officer and Treasurer

Date: August 10, 2020